                                                                     EXHIBIT 4.7

                                    FORM OF
               THIRD AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT
              --------------------------------------------------

          THIRD AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT (the "Agreement"), dated as of _________ __, 1999, among iXL Enterprises, Inc., a Delaware corporation (the "Company") (formerly named IXL Holdings, Inc.), Kelso
                  -------
Investment Associates V, L.P. ("KIA V"), Kelso Equity Partners V, L.P. ("KEP V",
                                -----                                    -----
and together with KIA V, "Kelso"), CB Capital Investors, L.P. ("CB") and the
                          -----
other signatories hereto. Capitalized terms used herein shall have the meaning ascribed thereto in Section 6.

          WHEREAS, the Company, Kelso, certain management stockholders and certain outside investors entered into a Second Amended and Restated Stockholders' Agreement, dated as of December 17, 1997, as amended as of March 30, 1998 and August 14, 1998 (the "Second Amended and Restated Stockholders' Agreement");

          WHEREAS, the Second Amended and Restated Stockholders' Agreement may be amended in accordance with Section 12 thereof;

          WHEREAS, the Company, Kelso, those stockholders of the Company other than Kelso owning at least 51% of all shares of Preferred Stock owned by all such stockholders other than Kelso, those stockholders of the Company owning at least 51% of all shares of Class B Common Stock, U. Bertram Ellis, Jr., Kevin Wall, William C. Whitley, David Wyler, CB Capital Investors, L.P., Flatiron Partners, LLC, Greylock IX Limited Partnership, Mellon Ventures II, L.P. and Thomson U.S. Inc. believe it to be in their best interests that they amend and restate the Second Amended and Restated Stockholders' Agreement;

          NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and obligations set forth in this Agreement, the parties hereto agree as follows:

          1.  Second Amended and Restated Stockholders' Agreement.  The Second
              ---------------------------------------------------
Amended and Restated Stockholders' Agreement is hereby amended and restated in its entirety as provided for herein.

          2.  Board of Directors.
              ------------------

          2.1 Designation of Director Nominees.  (i)  Kelso.  For so long as
              --------------------------------        -----
Kelso and its Affiliates hold 5% or more in the aggregate of the outstanding Common Stock of the Company, Kelso shall have (A) the right to designate two individuals as Board of Directors nominees for election to the Board of Directors of the Company, and (B) the exclusive right to designate for election an individual to fill any vacancy created by the removal or death of or resignation by a director originally designated for election by Kelso. Such right shall terminate when Kelso or its Affiliates hold less than 5% of the outstanding Common Stock of the Company.

          (ii) CB. For so long as CB and its Affiliates hold 5% and more of the
               --
outstanding Common Stock of the Company, CB shall have (A) the right to designate one individual as a Board of Directors nominee for election to the Board of Directors of the Company, and (B) the exclusive right to designate for election an individual to fill any vacancy created by the removal or death of or resignation by a director originally designated for election by CB. Such right shall terminate when CB or its Affiliates hold less than 5% of the outstanding Common Stock of the Company. All calculations pursuant to this Section 2.1 shall be made on a primary basis.

          (iii) If Kelso transfers 100% of the shares of Common Stock owned by it as of the date of the filing of the Restated Certificate of Incorporation of the Company (immediately after the reclassification of capital stock effectuated by the Restated Certificate of Incorporation of the Company) to one Person or a group of Affiliates, its transferees shall be deemed to be Kelso for purposes of this Section 2.1. If Kelso transfers 50% or more, but less than 100%, of the shares of Common Stock owned by it as of the date of the filing of the Restated Certificate of Incorporation of the Company (immediately after the reclassification of capital stock effectuated by the Restated Certificate of Incorporation of the Company) to one Person or a group of Affiliates, then such transferees shall have the rights and obligations of Kelso under this Section
2.1 to the extent set forth in an instrument executed by Kelso and such transferees. If CB transfers 100% of the shares of Common Stock owned by it as of the date of the filing of the Restated Certificate of Incorporation of the Company (immediately after the reclassification of capital stock effectuated by the Restated Certificate of Incorporation of the Company) to one Person or a group of Affiliates, its transferees shall be deemed to be CB for purposes of this Section 2.1.

          2.2     Method of Designation.  All designations made pursuant to
                  ---------------------
Section 2.1 shall be made in writing to the Chairman of the Board of Directors of the Company (the "Chairman"), and any designation may be changed from time to time by Kelso or CB, as the case may be, by providing written notice thereof to the Chairman.

          2.3     Effect of Designation.  Any designation made pursuant to this
                  ---------------------
Section 2 shall be included as Board of Directors' nominations of persons for election to the Board of Directors of the Company pursuant to Section 1.10 of the Amended and Restated Bylaws of the Company.

          2.4     Vacancies.  So long as this Agreement shall remain in effect,
                  ---------
the Bylaws shall provide that Kelso or CB, as the case may be, shall have the exclusive right, in accordance with Section 2.1, to designate for election an individual to fill any vacancy created by the removal or death of or resignation by a director originally designated for election by Kelso or CB, as the case may be, pursuant to Section 2.1.

          2.5     Restated Certificate of Incorporation; Bylaws.  So long as
                  ---------------------------------------------
this Agreement shall remain in effect, the Restated Certificate of Incorporation and the Bylaws shall provide (i) that Kelso and CB shall have the right to designate director nominees pursuant to Section 2.1 and (ii) the rights set forth in Section 2.4 shall be an exception to the provisions set forth in the Bylaws governing vacancies on the Board of Directors, and the Bylaws shall provide that: (i) Kelso or CB shall have the right to call a special meeting of stockholders for the purpose of voting on directors designated for election by Kelso or CB, as the case may be, pursuant to Section 2.1 and (ii) the rights set forth in Section 2.1 shall be an exception to the requirements set forth in the Bylaws governing advance notice requirements for stockholder proposals and director nominations.

          2.6     Further Assurances of the Company.  The Company will take all
                  ---------------------------------
such actions and execute and deliver such documents as Kelso or CB may reasonably request in order to effectuate the intent and purposes of this
Section 2.

          3.  Amendment and Modification.  This Agreement may be amended,
              --------------------------
modified or supplemented only by written agreement of the Company, Kelso and CB.

          4.  Termination; Nonrenewability.  All rights and obligations pursuant
              ----------------------------
to this Agreement with respect to Kelso shall terminate as provided for in
Section 2.1(i). All rights and obligations pursuant to this Agreement with respect to CB shall terminate as provided in Section 2.1(ii). All rights and obligations terminated pursuant to this Section 4 may not be renewed or reinstated.

           5.  Definitions.  As used in this Agreement, the following terms
               -----------
shall have the meanings ascribed to them below:

          (a) Affiliate.  The term "Affiliate" shall mean, with respect to any
              ---------             ---------
Person, any other Person directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with such Person.

          (b)       Person.  The term "Person" means an individual, corporation,
                    ------             ------
partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          (c) Stock.  The term "Stock" shall mean all classes of the capital
              -----             -----
stock of the Company, including the following classes of stock:

                    (i) "Class A Common Stock" shall mean the Class A voting
                         --------------------
               common stock of the Company, par value $.01 per share, and shall include any capital stock of the Company into which such Class A common stock is converted, reclassified or exchanged.

                    (ii)  "Class B Common Stock" shall mean the Class B voting
                           ---------------------
               common stock of the Company, par value $.01 per share, and shall include any capital stock of the Company into which such Class B common stock is converted, reclassified or exchanged.

                    (iii) "Common Stock" shall mean the Class A Common Stock and
                           ------------
               the Class B Common Stock and shall include any capital stock of the Company into which the Class A Common Stock and the Class B Common Stock are converted, reclassified or exchanged.

                    (iv)  "Class A Preferred Stock" shall mean the Class A
                           -----------------------
               convertible preferred stock of the Company, par value $.01 per share, and shall include any capital stock of the Company into which such Class A convertible preferred stock is converted, reclassified or exchanged.

                    (v) "Class B Preferred Stock" shall mean the Class B
                         -----------------------
               convertible preferred stock of the Company, par value $.01 per share, and shall include any capital stock of the Company into which such

               Class B convertible preferred stock is converted, reclassified or exchanged.

                    (vi)  "Class C Preferred Stock" shall mean the Class C
                           -----------------------
               nonvoting convertible preferred stock of the Company, par value $.01 per share, and shall include any capital stock of the Company into which such Class C convertible preferred stock is converted, reclassified or exchanged.

                    (vii)  "Class D Preferred Stock" shall mean the Class D
                            -----------------------
               nonvoting preferred stock of the Company, par value $.01 per share, and shall include any capital stock of the Company into which such Class D convertible preferred stock is converted, reclassified or exchanged.

                    (viii)  "Preferred Stock" shall mean the Class A Preferred
                             ---------------
               Stock, the Class B Preferred Stock, the Class C Preferred Stock and the Class D Preferred Stock.

          6..  Further Assurances.  Each party hereto shall do and perform or
               ------------------
cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto or Person subject hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          7.  Governing Law.  This Agreement and the rights and obligations of
              -------------
the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, without giving effect to the choice of law principles thereof.

          8.  Invalidity of Provision.  The invalidity or unenforceability of
              -----------------------
any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

          9.  Notices.  All notices, requests, demands, waivers and other
              -------
communi cations required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered
                                                           -
personally, (b) mailed, certified or registered mail with postage prepaid, (c)
             -                                                              -
sent by next-day or overnight mail or delivery or (d) sent by telecopier as
                                                   -
follows:

            (a)   if to the Company, to it at:
                            -------

               iXL Enterprises, Inc.
               1888 Emery Street N.W.
               Atlanta, Georgia 30318
               Attention:  Mr. U. Bertram Ellis, Jr.
               Telecopier number:  (404) 267-3801

               with a copy to:

               Minkin & Snyder
               3060 Peachtree Road, Suite 1100
               Atlanta, Georgia  30305
               Telecopier number:  (404) 233-5824
               Attention:  James S. Altenbach, Esq.;

            (b)   If to Kelso, to it at:
                        -----

               Kelso & Company
               320 Park Avenue
               24th Floor
               New York, New York 10022
               Telecopier number:  (212) 223-2379
               Attention:  James J. Connors, II, Esq.

               with a copy to:

               Debevoise & Plimpton
               875 Third Avenue
               New York, New York  10022
               Telecopier number:  (212)  909-6836
               Attention:  Margaret A. Davenport, Esq.;

            (c)   If to CB, to it at:
                        --

               CB Capital Investors, L.P.
               380 Madison Avenue
               12th Floor
               New York, New York 10017-2591
               Telecopier number:  (212)
               Attention:  I. Robert Greene
               with a copy to:

               Harvey M. Eisenberg, Esq.
               O'Sullivan Graev & Karbell
               30 Rockefeller Plaza
               New York, New York 10112
               Telecopier number:  (212) 408-2420;

or to such other person or address as any party shall specify by notice in writing to the Company. All such notices, requests, demands, waivers and other communications shall be deemed to have been received (w) if by personal delivery
                                                      -
on the day after such delivery, (x) if by certified or registered mail, on the
                                 -
seventh business day after the mailing thereof, (y) if by next-day or overnight
                                                 -
mail or delivery, on the day delivered or (z) if by telecopier on the next day
                                           -
following the day on which such telecopy was sent, provided that a copy is also sent by certified or registered mail.

          10.  Headings; Execution in Counterparts.  The headings and captions
               -----------------------------------
contained herein are for convenience and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

          11.  Effective Date.  This Agreement shall become effective upon the
               --------------
closing of the Company's initial public offering of its common stock, par value $0.01 per share.


                        [SIGNATURES ON FOLLOWING PAGES]

          IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto as of the date first above written.

                                iXL ENTERPRISES, INC.


                                By:____________________________
                                Name:
                                Title:


                                KELSO INVESTMENT ASSOCIATES V, L.P

                                By:  KELSO PARTNERS V, L.P.


                                By:_____________________________
                                Name:
                                Title:    General Partner


                                KELSO EQUITY PARTNERS V, L. P.


                                By:_____________________________
                                Name:
                                Title:    General Partner


                                STOCKHOLDERS, OTHER THAN KELSO, OWNING AT LEAST 51% OF THE PREFERRED STOCK OF THE COMPANY:

                                CB CAPITAL INVESTORS, L.P.


                                By:  CHASE CAPITAL PARTNERS,
                                     its General Partner


                                By:______________________________
                                Name:
                                Title:    Partner

                                FLATIRON PARTNERS, LLC


                                By:_____________________________
                                Name:
                                Title:    Managing Partner


                                THE FLATIRON FUND 1998/99, LLC


                                By:_____________________________
                                Name:
                                Title:


                                FLATIRON ASSOCIATES, LLC


                                   By:  Flatiron Partners, LLC, its Manager

                                     By:_____________________________
                                     Name:
                                     Title:


                                GENERAL ELECTRIC CAPITAL CORPORATION


                                By:_____________________________
                                Name:
                                Title:

                                MELLON VENTURES II, L.P., a Delaware Limited
                                Partnership

                                     By:  MVMA II, L.P., a Delaware limited
                                     partnership, its General Partner

                                     By:  MVMA, Inc., a Delaware corporation,
                                     its General Partner

                                     By:_____________________________
                                     Name:
                                     Title:


                                THOMSON U.S. INC.

                                By:_____________________________
                                Name:
                                Title:


                                GREYLOCK IX LIMITED PARTNERSHIP

                                     By:  Greylock IX GP Limited Partnership,
                                          its General Partner


                                     By:_____________________________
                                     Name:
                                     Title:  General Partner


                                _____________________________
                                     U. Bertram Ellis, Jr.

                                SHAREHOLDERS OWNING AT LEAST 51% OF THE
                                CLASS B COMMON STOCK OF THE COMPANY:



                                _____________________________
                                   Kevin Wall
                                   (1,588,984 shares, 9.88%)


                                _____________________________
                                   William C. Whitley
                                   (450,400 shares, 2.80%)


                                _____________________________
                                   David Wyler
                                   (955,000 shares, 5.94%)


                                _____________________________
                                   Karen Booth Adams
                                   (493,463 shares, 3.07%)


                                _____________________________
                                   Steven P. Amedio
                                   (62,500 shares, 0.39%)


                                _____________________________
                                   Ashish Bahl
                                   (275,000 shares, 1.71%)


                                _____________________________
                                   Stephan Balzer
                                   (79,357 shares, 0.49%)


                                _____________________________
                                   Steven C. Baum
                                   (407,000 shares, 2.53%)


                                _____________________________
                                   Victor Manuel Fraile Blanco
                                   (23,444 shares, 0.15%)

                                _____________________________
                                   Robert Bowman
                                   (130,000 shares, 0.81%)


                                _____________________________
                                   Paul Bryant
                                   (35,923 shares, 0.22%)


                                _____________________________
                                   Eric Butz
                                   (34,188 shares, 0.21%)


                                _____________________________
                                   Stefan Chopin
                                   (226,840 shares, 1.41%)


                                _____________________________
                                   Steven K. Conine
                                   (337,066 shares, 2.10%)


                                _____________________________
                                   Barbara B. Cook
                                   (75,613 shares, 0.47%)


                                _____________________________
                                   Randall S. Coppersmith
                                   (22,002 shares, 0.14%)


                                _____________________________
                                   Larry Culbertson
                                   (104,900 shares, 0.65%)


                                _____________________________
                                   Guy Davidson
                                   (896,000 shares, 5.57%)


                                _____________________________
                                   Edwin J. Davis II
                                   (4,300 shares, 0.03%)

                                _____________________________
                                   Kevin Davis
                                   (30,200 shares, 0.19%)


                                _____________________________
                                   Norwood H. Davis III
                                   (96,480 shares, 0.60%)


                                _____________________________
                                   Michael B. Dowdle
                                   (13,300 shares, 0.08%)


                                _____________________________
                                   U. Bertram Ellis, Jr.
                                   (4,100 shares, 0.03%)


                                _____________________________
                                   William Stephen Floyd
                                   (849,000 shares, 5.28%)


                                _____________________________
                                   Mary M. Fowlkes
                                   (269,159 shares, 1.67%)


                                _____________________________
                                   Eric H. Freedman
                                   (333,000 shares, 2.07%)


                                _____________________________
                                   James P. Ganley
                                   (25,000 shares, 0.16%)


                                _____________________________
                                   Robert Gear
                                   (35,923 shares, 0.22%)


                                _____________________________
                                   Juergen Goersch
                                   (75,613 shares, 0.47%)

                                _____________________________
                                   Jeffrey R. Gordon
                                   (237,672 shares, 1.48%)


                                _____________________________
                                   William A. Grana, Jr.
                                   (9,339 shares, 0.06%)


                                _____________________________
                                   David Greeley
                                   (11,382 shares, 0.07%)


                                _____________________________
                                   Francisco Dominguez Heredia
                                   (13,663 shares, 0.08%)


                                _____________________________
                                   Michael Hettwer
                                   (358,551 shares, 2.23%)


                                _____________________________
                                   Stephen P. Jackson
                                   (100,800 shares, 0.63%)


                                _____________________________
                                   Mark Jacobstein
                                   (135,678 shares, 0.84%)


                                _____________________________
                                   Jeffrey Janer
                                   (102,441 shares, 0.64%)


                                _____________________________
                                   Teresa Joel
                                   (195,000 shares, 1.21%)


                                _____________________________
                                   William A. Lackey
                                   (66,667 shares, 0.41%)

                                _____________________________
                                   William M. Lackey
                                   (66,667 shares, 0.41%)


                                _____________________________
                                   Thomas C. Lakeman
                                   (24,303 shares, 0.15%)


                                _____________________________
                                   Jacob McGowan
                                   (103,279 shares, 0.64%)


                                _____________________________
                                   Geoff Melick
                                   (35,923 shares, 0.22%)


                                _____________________________
                                   Colin Morris
                                   (65,229 shares, 0.41%)


                                _____________________________
                                   Scott Murphy
                                   (135,678 shares, 0.84%)


                                _____________________________
                                   Richard Nailling
                                   (490,000 shares, 3.05%)


                                _____________________________
                                   Matthias Oelmann
                                   (83,357 shares, 0.52%)


                                _____________________________
                                   Robert Ortiz
                                   (100,000 shares, 0.62%)


                                _____________________________
                                   Manfred Ottenbreit
                                   (79,357 shares, 0.49%)

                                _____________________________
                                   Kyle Parent
                                   (103,279 shares, 0.64%)


                                _____________________________
                                   N. Blake Patton
                                   (5,700 shares, 0.04%)


                                _____________________________
                                   Stephanie A.H. Petersen
                                   (4,669 shares, 0.03%)


                                _____________________________
                                   Randall M. Pipp
                                   (261,535 shares, 1.63%)


                                _____________________________
                                   James Rocco
                                   (1,028,300 shares, 6.39%)


                                _____________________________
                                   James V. Sandry
                                   (100 shares, 0.00%)


                                _____________________________
                                   Derek Scanlon
                                   (42,852 shares, 0.27%)


                                _____________________________
                                   Niraj S. Shah
                                   (337,066 shares, 2.10%)


                                _____________________________
                                   Barry Sikes
                                   (221,100 shares, 1.37%)


                                _____________________________
                                   Marc Sirkin
                                   (4,300 shares, 0.03%)

                                _____________________________
                                   Richard A. Starbuck
                                   (258 shares, 0.00%)


                                _____________________________
                                   Mark Swanson
                                   (255,400 shares, 1.59%)


                                _____________________________
                                   John Tierney
                                   (100,000 shares, 0.62%)


                                _____________________________
                                   John D. Troxel
                                   (516 shares, 0.00%)


                                _____________________________
                                   Jeffrey Vick
                                   (1,900 shares, 0.01%)


                                _____________________________
                                   Gregory Waldbaum
                                   (79,602 shares, 0.49%)


                                _____________________________
                                   Armistead Whitney
                                   (6,300 shares, 0.04%)


                                _____________________________
                                   Ronald Wissing
                                   (25,834 shares, 0.16%)


                                _____________________________
                                   @radical.media, Inc.
                                   (2,000 shares, 0.01%)


                                _____________________________
                                   James S. Altenbach
                                   (100 shares, 0.00%)

                                _____________________________
                                   Dr. Lenox D. Baker, Jr.
                                   (15,525 shares, 0.10%)


                                _____________________________
                                   Jens Bley
                                   (79,357 shares, 0.49%)


                                _____________________________
                                   Robert Burk (Trustee of the Burk Family
                                     Trust dated 8/17/82)
                                   (5,787 shares, 0.04%)


                                _____________________________
                                   Burton Technology Partners, Ltd.
                                   (5,161 shares, 0.03%)


                                _____________________________
                                   Crile Carvey, Jr.
                                   (10,000 shares, 0.06%)


                                _____________________________
                                   Continental Communications Group, Inc.
                                   (266,000 shares, 1.65%)


                                _____________________________
                                   Marguerite Davis
                                   (1,553 shares, 0.01%)


                                _____________________________
                                   Norwood H. Davis, Jr.
                                   (67,033 shares, 0.42%)


                                _____________________________
                                   Parker Davis
                                   (12,035 shares, 0.07%)


                                _____________________________
                                   Dr. Dennis S. Ferraro
                                   (2,700 shares, 0.02%)

                                _____________________________
                                   Glenn Golenberg
                                   (191,200 shares, 1.19%)


                                _____________________________
                                   Susan E. Grana (Living Trust)
                                   (2,700 shares, 0.02%)


                                _____________________________
                                   Paul Grand
                                   (129,863 shares, 0.81%)


                                _____________________________
                                   Joshua Greer
                                   (199,631 shares, 1.24%)


                                _____________________________
                                   Guren Family Trust
                                   (37,800 shares, 0.24%)


                                _____________________________
                                   Adam M. Guren, Marc or Aliza Guren,
                                   custodians
                                   (14,200 shares, 0.09%)


                                _____________________________
                                   Julia V. Guren, Marc or Aliza Guren,
                                   custodians
                                   (14,200 shares, 0.09%)


                                _____________________________
                                   Phil Gustlin
                                   (115,600 shares, 0.72%)


                                _____________________________
                                   Patricia Hardesty (Trust)
                                   (3,000 shares, 0.02%)


                                _____________________________
                                   William R. Harvey, Ph.D.
                                   (2,700 shares, 0.02%)

                                _____________________________
                                   Investar Burgeon Venture Capital, Inc.
                                   (118,277 shares, 0.74%)


                                _____________________________
                                   Ropbert Jaeschke
                                   (53,884 shares, 0.34%)


                                _____________________________
                                   Lisa Janzen
                                   (173,400 shares, 1.08%)


                                _____________________________
                                   Kraft Enterprises Ltd.
                                   (53,884 shares, 0.34%)


                                _____________________________
                                   Robert H. Kriebel (Estate of)
                                   (14,200 shares, 0.09%)


                                _____________________________
                                   John Laurence
                                   (24,166 shares, 0.15%)


                                _____________________________
                                   Lazarus Family Investments, LLC
                                   (2,000 shares, 0.01%)


                                _____________________________
                                   James F. Lipscomb, Jr.
                                   (2,700 shares, 0.02%)


                                _____________________________
                                   Dan Lynch
                                   (39,424 shares, 0.25%)


                                _____________________________
                                   M.R.W. Ventures, LLC
                                   (22,002 shares, 0.14%)

                                _____________________________
                                   Maton Fund I, L.P.
                                   (78,850 shares, 0.49%)


                                _____________________________
                                   Mellett, Reene & Smith, LLC
                                   (50,000 shares, 0.31%)



                                _____________________________
                                   William Melton
                                   (118,277 shares, 0.74%)


                                _____________________________
                                   Morino Enterprises
                                   (21,730 shares, 0.14%)


                                _____________________________
                                   Next Century Communications Corp.
                                   (701,375 shares, 4.36%)


                                _____________________________
                                   Katherine Noto
                                   (18,900 shares, 0.12%)


                                _____________________________
                                   Daniella Ortiz (Trust)
                                   (3,000 shares, 0.02%)


                                _____________________________
                                   Justin Ortiz (Trust)
                                   (3,000 shares, 0.02%)


                                _____________________________
                                   Anthony Rocco (Trust)
                                   (3,000 shares, 0.02%)


                                _____________________________
                                   Christopher Rocco(Trust)
                                   (3,000 shares, 0.02%)

                                _____________________________
                                   James Rocco (Trust)
                                   (3,000 shares, 0.02%)


                                _____________________________
                                   Marge Rocco (Trust)
                                   (3,000 shares, 0.02%)


                                _____________________________
                                   Mario Rocco (Trust)
                                   (3,000 shares, 0.02%)


                                _____________________________
                                   Patricia Ann Rocco (Trust)
                                   (3,000 shares, 0.02%)


                                _____________________________
                                   S&C, LLC
                                   (2,700 shares, 0.02%)


                                _____________________________
                                   F. Blair Schmidt-Fellner
                                   (26,700 shares, 0.17%)


                                _____________________________
                                   Mary Jane Shapiro
                                   (18,900 shares, 0.12%)


                                _____________________________
                                   Melissa Shenkin
                                   (12,200 shares, 0.08%)


                                _____________________________
                                   Stephen D. Silbert
                                   (75,600 shares, 0.47%)


                                _____________________________
                                   Patricia Terry
                                   (2,322 shares, 0.01%)

                                _____________________________
                                   The International Business Group, Inc.
                                   (70,432 shares, 0.44%)


                                _____________________________
                                   Daryl Travis
                                   (53,884 shares, 0.34%)


                                _____________________________
                                   Andrea Valji, Susanna Flaster, custodian
                                   (14,200 shares, 0.09%)


                                _____________________________
                                   Matthew Valji, Susanna Flaster, custodian
                                   (14,100 shares, 0.09%)


                                _____________________________
                                   Leonard N. Waldbaum
                                   (1,577 shares, 0.01%)


                                _____________________________
                                   Garland Wong
                                   (261,535 shares, 1.63%)


                                _____________________________
                                   Charles Zug
                                   (5,157 shares, 0.03%)